SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 30, 2004

(Date of report/date of earliest event reported)

SKY FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-14473	34-1372535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 South Church Street

Bowling Green, Ohio 43402

(Address of principal executive offices)

(419) 327-6300

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 3, 2004, the registrant announced the completion of its acquisition of Prospect Bancshares, Inc., Worthington, Ohio, including its wholly-owned subsidiary Prospect Bank, effective at the close of business on November 30, 2004. Prospect Bank is merging with Sky Bank, a wholly-owned subsidiary of registrant, at the close of business on Friday, December 3, 2004, and will convert to Sky Bank’s products and operating systems over the weekend of December 4-5, 2004. Following the bank merger, Prospect Bank’s branches and ATMs will be part of the Ohio Bank Region of Sky Bank.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of business acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Exhibit 99.1	Sky Financial Group, Inc. Press Release dated December 3, 2004, titled “Sky Announces the Completion of its Acquisition of Prospect Bancshares.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY FINANCIAL GROUP, INC.

Date: December 3, 2004	BY:	/s/ C. J. Keller Smith
C. J. Keller Smith
Associate Counsel